                                                                   EXHIBIT 10.8

                           KOFAX IMAGE PRODUCTS, INC.
                           1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

         THIS 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") is hereby established by KOFAX IMAGE PRODUCTS, INC., a Delaware corporation (the "Company"), approved by the Company's Board of Directors this 27th day of August, 1997, and effective as of August 31, 1997 (the "Effective Date").


                                    ARTICLE I

                                     PURPOSE

         1.1 PURPOSE. The Kofax Image Products, Inc. 1997 Stock Option Plan for Non-Employee Directors is intended to provide incentive to directors of the Company who are not employees of the Company, or a parent or subsidiary corporation, to encourage such directors to acquire a proprietary interest in the Company and to continue their association with the Company.

                                   ARTICLE II

                                  DEFINITIONS


         2.1 ADMINISTRATOR. "Administrator" shall refer to the Committee of the Board appointed to administer the Plan, and if no such Committee has been appointed, the term "Administrator" shall mean the Board.


         2.2 BOARD. "Board" means the Board of Directors of the Company.


         2.3 CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent (50%) of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the principal purpose is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.



         2.4 CODE. "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 COMMITTEE. "Committee" shall have the meaning ascribed to it in
Section 8.1.

         2.6 COMPANY. "Company" means Kofax Image Products, Inc., and its majority-owned subsidiaries and wholly-owned subsidiaries of its majority-owned subsidiaries, as well as any parent corporation of Kofax Image Products, Inc.

         2.7 COMPANY STOCK. "Company Stock" means shares of the common stock of the Company.

         2.8 DISABILITY. "Disability" means the condition, as determined by the Administrator, of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months. The Administrator's determination of Disability or the absence thereof shall be conclusive and binding on all interested parties.

         2.9 EXERCISE PRICE. "Exercise Price" means the price per share of Company Stock at which an Option may be exercised.

         2.10 FAIR MARKET VALUE. "Fair Market Value" means the value of one share of Company Stock, determined as follows:


            (a) If the Company Stock is not listed or admitted to trading on a stock exchange or the NASDAQ National Market System, the last sale price of the Company Stock in the over-the-counter market on the date of valuation; or

            (b) If the Company Stock is then listed or admitted to trading on any stock exchange or the NASDAQ National Market System, the closing sale price on the date of valuation on the principal stock exchange on which the Company Stock is then listed or admitted to trading.


         If no closing sale price is quoted on such day, or if no sale takes place on such day on such principal exchange or the NASDAQ National Market System, as the case may be, then the closing sale price on the over-the-counter market or the closing sale price of the Company Stock on such exchange or the NASDAQ National Market System on the next preceding day on which a sale occurred or closing sale price was reported, as the case may be, shall be the Fair Market Value. During such times as there is not a market price available, the Fair Market Value shall be determined by the Administrator in good faith, which determination shall be conclusive and binding on all interested parties.

         2.11 OPTION. "Option" means any stock option granted pursuant to the Plan.

         2.12 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to which an Option or Options are granted under the Plan.

         2.13 OPTIONEE. "Optionee" means a Participant who has received an Option.

         2.14 PARTICIPANT. "Participant" means a member of the Board who is neither an employee (within the meaning of Code Section 3401 and the regulations thereunder) of the Company nor a prepaid consultant of the Company.

         2.15 PLAN. "Plan" means Kofax Image Products, Inc. 1997 Stock Option Plan for Non-Employee Directors.

         2.16 PURCHASE PRICE. "Purchase Price" means the Exercise Price times the number of whole shares of Company Stock with respect to which an Option is exercised.

                                   ARTICLE III

                                   ELIGIBILITY

         3.1 ELIGIBILITY. The persons who shall be eligible to receive Options under the Plan shall be all directors of the Company who are neither employees nor paid consultants of the Company or any parent or subsidiary corporation of the Company.

                                   ARTICLE IV

                       ADOPTION AND EFFECTIVE DATE OF PLAN


         4.1 EFFECTIVE DATE. The Plan shall be effective on the Effective Date, subject to approval of the stockholders of the Company, and shall terminate ten years after such Effective Date.


                                    ARTICLE V

                                  COMPANY STOCK


         5.1 GRANT OF COMPANY STOCK. The stock subject to Options granted under the Plan shall be shares of the Company's authorized but unissued or reacquired Company Stock. The aggregate number of shares which may be issued under Options exercised under the Plan shall not exceed 100,000 shares. The number of shares subject to Options outstanding under the Plan at any time may not exceed the number of shares remaining available for issuance under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan. The limitations established by this Section shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Article IX.

                                   ARTICLE VI

                        TIMING AND SIZE OF OPTION GRANTS


         6.1 INITIAL GRANT OF OPTIONS. Each director Participant in service as of August 31, 1997 shall be granted an Option as of such date covering 10,000 shares of the Company

Stock. Such Options shall vest and become exercisable at the rate of 25% for each full twelve calendar month period, commencing on the date of grant and continuing thereafter for so long as the Participant continues as a director.

         6.2 SUBSEQUENT GRANTS OF OPTIONS. Each director Participant who does not qualify for the grant of an Option under Section 6.1 above shall be granted an Option covering 10,000 shares of the Company's stock as of the date such person becomes a director. In addition, each director Participant who has received Options hereunder, whether pursuant to the preceding sentence or
Section 6.1 hereof, shall receive an additional Option covering 10,000 shares as of the date the Option previously granted to such director becomes fully vested (other than accelerated vesting as provided in Section 10.1 hereof), provided that as of such date (i) this Plan shall remain in effect, and (ii) such person is a qualifying Participant hereunder. All Options granted hereunder shall vest and become exercisable at the rate of 25% for each full twelve calendar month period as a director, commencing on the date of grant (each Participant shall be 25% vested twelve months following the grant as long as the Participant continues as a director).


                                   ARTICLE VII

                         TERMS AND CONDITIONS OF OPTIONS


         7.1 EXERCISE OF OPTION. Any Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine, which Option Agreement shall comply with and be subject to the terms and conditions of this Article. Any Optionee may exercise any vested Option by executing and delivering to the Chief Financial Officer of the Company a notice of exercise of such Option.


         7.2 OPTIONEE'S AGREEMENT. Each Optionee shall agree to remain a director and to render to the Company his or her services for the remainder of the term for which he or she was elected or hired, but such agreement shall not impose upon the Company any obligation to retain the Optionee as a director for any period.

         7.3 NUMBER OF SHARES. Each Option Agreement shall state the number of shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Article IX.

         7.4 EXERCISE PRICE. Each Option shall state the Exercise Price, which price shall be 100% of the Fair Market Value on the date of grant of the Option.


         7.5 MEDIUM AND TIME OF PAYMENT. The Purchase Price shall be payable in full upon the exercise of the Option. The Purchase Price may be paid in cash, by check, or, with the consent of the Administrator, by delivery of Company Stock owned by Optionee. No share of Company Stock shall be issued upon the exercise of an Option until full payment therefor has been made.

         7.6 WITHHOLDING TAXES. In the event the Administrator determines that it is required to withhold state or federal income tax or FICA tax as a result of the exercise of any Option, it may require the Optionee to make arrangements satisfactory to the Administrator to enable it to satisfy such withholding requirements as a condition to the exercise of the Option, including the cancellation of a portion of the Option.

         7.7 TERM AND EXERCISE OF OPTIONS. Each Option Agreement shall state the time or times when the Option so evidenced becomes exercisable in accordance with Article VI hereof. All Options under this Plan expire not later than the tenth anniversary of the date of grant.


         7.8 TERMINATION OF STATUS AS DIRECTOR. In the event that an Optionee shall cease to be a director of the Company for any reason, including death or Disability, such Optionee or his or her heirs and personal representatives, as the case may be, shall have the right to exercise his or her Options at any time within six months after such termination to the extent that, at the date of such termination, the Optionee's right to exercise such Options had vested pursuant to the terms hereof and of the Option Agreement and had not previously been exercised. An Optionee's right to exercise the then unvested portion of Options shall terminate as of the date of termination of the Optionee's status as a director.

         7.9 NONTRANSFERABILITY OF OPTIONS. During the lifetime of an Optionee, his or her Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

         7.10 RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article IX.

         7.11 REGISTRATION RIGHTS. An Option may provide for the right of an Optionee to require the Company to register the shares issuable on exercise of an Option and the right to include such shares in other registrations of the Company.

         7.12 OTHER PROVISIONS. An Option Agreement authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option.

         7.13 USE OF EXERCISE PROCEEDS. The proceeds received by the Company from the sale of Company Stock pursuant to the exercise of Options will be used for general corporate purposes.

                                  ARTICLE VIII

                                 ADMINISTRATION

         8.1 PLAN ADMINISTRATION.


             (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" shall mean the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. The Administrator shall have all powers necessary to supervise the administration of the Plan and control its operations.

             (b) In addition to any powers and authority conferred on the Administrator elsewhere in the Plan or by law, the Administrator shall have the following powers and authority:


                 (i) To designate agents to carry out responsibilities relating to the Plan;

                 (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                 (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

                 (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.


             (c) Any action taken in good faith by the Administrator in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Administrator shall be absolute.

         8.2 LIMITATION ON LIABILITY. No Employee of the Company or member of the Board shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board, and any other employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.

                                   ARTICLE IX

                          CHANGES IN CAPITAL STRUCTURE


         9.1 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under an Option or which have been returned to the Plan upon the cancellation of an Option, as well as the Exercise Price of each Option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or Exercise Price of Company Stock subject to an Option.

         9.2 LIMITATION ON OPTION. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                    ARTICLE X

                                CHANGE IN CONTROL

         10.1 CHANGE IN CONTROL. In order to preserve the Optionee's rights in the event of a Change in Control of the Company, the time period relating to vesting, or the exercise or realization of all outstanding Options, shall automatically accelerate immediately prior to the consummation of such Change in Control, such that all outstanding Options shall be vested as of such time. In addition to the acceleration as provided in the preceding sentence, in the event of a Change in Control, the Administrator in its discretion may at any time take one or more of the following actions: (A) provide for the purchase of each Option for an amount of cash or other property that could have been received upon the exercise of the Option had the Option been currently exercisable, (B) adjust the terms of the Options in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, or the substitution for such Options of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options, or the new options substituted therefor, shall continue in the manner and under the terms so provided or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, the Plan and all unexercised Options shall terminate upon the consummation of the

Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to the Optionee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                   ARTICLE XI

                           SECURITIES LAW REQUIREMENTS

         11.1 SECURITIES LAWS COMPLIANCE. Notwithstanding any other provisions of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of any Option prior to fulfillment of all of the following conditions:


             (a) The listing or approval for listing upon notice of issuance of such shares on any securities exchange as may at the time be the market for the Company Stock;

             (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Company shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

             (c) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.


                                   ARTICLE XII

                              MISCELLANEOUS MATTERS

         12.1 AMENDMENT AND TERMINATION. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Notwithstanding the foregoing, no such amendment or termination shall affect options previously granted, nor may an amendment make any change in any Option previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:


           (a) Increase the number of shares of Company Stock that may be issued under the Plan;

           (b)  Decrease the price at which Options may be granted;

           (c)  Amend this Section to defeat its purpose; or

           (d)  Amend the Plan more often than once in any six month period.

         12.2 STOCKHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any Option granted hereunder shall be subject to approval by the affirmative vote or written consent of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon, within twelve months before or after the date the Plan is adopted by the Board.

         12.3 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect.

         12.4 NO ENLARGEMENT OF DIRECTOR RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Optionee or to be consideration for, or an inducement to, or a condition of, the engagement of any Optionee. Nothing contained in the Plan shall be deemed to give the right to any Optionee to be retained as a director of the Company or to interfere with the right of the Company to discharge any Optionee at any time.

         12.5 GOVERNING LAW. To the extent not preempted by federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.